SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 27, 2004

                               MAXXZONE.COM, INC.

             (Exact Name of Registrant as Specified in Its Charter)


            Nevada                     000-33465                88-0503197
       (State or Other                (Commission             (IRS Employer
Jurisdiction of incorporation)        File Number)        Identification Number)


                    1770 N. Green Valley Parkway, Suite 3214
                             Henderson, Nevada 89014
                                 (702) 616-7337
                         (Registrant's telephone number)


                                 Not Applicable

          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On April 27, 2004, maxxZone.com, Inc., a Nevada corporation ("maxxZone") acquired substantially all of the assets, and assumed substantially all of the liabilities, of American Card Service, Inc. a Delaware corporation ("ACS"), pursuant to the terms of an Asset Purchase Agreement dated April 21, 2004, by and between maxxZone and ACS (the "Asset Purchase Agreement"). The ACS assets purchased by maxxZone includes a debit card product that can be purchased and loaded at retail merchants. With the proper identification, the cardholder can order up to two Debit MasterCard cards, which add the ability to make purchases wherever MasterCard cards are accepted, including phone and Internet orders and purchases at restaurants, car rentals and hotels. In consideration for the purchase of the assets, maxxZone is obligated to issue that number of shares of its common stock equal to 85% of the issued and outstanding shares of common stock of maxxZone.

The terms of the Asset Purchase Agreement, including the consideration paid by maxxZone, were determined in arms'-length negotiations between maxxZone, on the one hand, and ACS, on the other hand. The foregoing description of the Asset Purchase Agreement is qualified in its entirety by the full text of the of the asset purchase agreement, which is incorporated herein by reference.

Subsequent to maxxZone's acquisition, the assets and liabilities of maxxZone prior to the acquisition of ACS's assets were sold and assumed, respectively, to Global Capital Trust, an entity with principal administrative offices in St. Kitts and Nevis, pursuant to a letter agreement by and among by and among maxxZone.com, Inc., a Nevada corporation, Global Capital Trust, MaxxPlay Enterprises, Inc. and Roland Becker.

ITEM 5.

On April 23, 2004, Stephen J. Careaga was appointed to the Board of Directors of maxxZone. MaxxZone intends to biographical information of Mr. Careaga in maxxZone's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004, to be filed with the Securities and Exchange Commission on or prior to May 17, 2004.

ITEM 7. FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

maxxZone intends to file by amendment the required financial statements no later than 60 days after the date that the information in Item 2 of this report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

maxxZone intends to file by amendment the required financial statements reflecting the acquisition of all of substantially all of the assets of sellers no later than 60 days after the date that the information in Item 2 of this report on Form 8-K must be filed.

(c) Exhibits.

EXHIBIT
NUMBER       DESCRIPTION
------       -----------

2.1      Asset  Purchase   Agreement  dated  April  21,  2004,  by  and  between
         maxxZone.com, Inc. and American Card Services, Inc.

2.2 Letter Agreement by and among by and among maxxZone.com, Inc., a Nevada corporation, Global Capital Trust, MaxxPlay Enterprises, Inc. and Roland Becker


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 7, 2004                            MAXXZONE.COM, INC.


                                              /S/ ROLAND BECKER
                                              -----------------
                                              Roland Becker
                                              President

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

2.1      Asset  Purchase   Agreement  dated  April  21,  2004,  by  and  between
         maxxZone.com, Inc. and American Card Services, Inc.

2.2 Letter Agreement by and among by and among maxxZone.com, Inc., a Nevada corporation, Global Capital Trust, MaxxPlay Enterprises, Inc. and Roland Becker